UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

US-DOCS\147878467.4

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. □

US-DOCS\147878467.4

Item 2.02 Results of Operations and Financial Condition

As of January 29, 2024, BigCommerce Holdings, Inc. (the “Company”) expects that its financial results for the three months ended December 31, 2023 will exceed the high ends of the ranges of revenue and non-GAAP operating income provided on the earnings call discussing the Company’s third quarter financial results held on November 8, 2023, with corresponding improved financial performance relative to the ranges presented for revenue and non-GAAP operating loss for the full year 2023. The Company’s financial statements for the quarter and year ended December 31, 2023 are preliminary at this time and the information set forth above is subject to change until the Company files its annual report on Form 10-K. Further details with respect to fourth quarter 2023 and full year 2023 results will be discussed in the Company’s next earnings call scheduled for Thursday, February 22, 2024.

The information contained in this Item 2.02 of the Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2024, Steven Chung, the President of the Company, informed the Company that he will be stepping down from his position as President effective as of February 16, 2024. Mr. Chung’s resignation is a result of his decision to relocate internationally for personal and professional reasons. The Company thanks Mr. Chung for his contributions, including his leadership in the Company’s recent restructuring to combine Sales, Marketing and Customer Success in one go-to-market organization intended to drive continued profitable growth and net revenue retention.

Effective as of February 16, 2024, Brent Bellm, the Company’s Chief Executive Officer, will be fulfilling the role of President on an interim basis, until a successor for Mr. Chung has been identified.

The Company has commenced a national search for a new President.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “goal,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to expectations related to the costs, timing, and financial impacts of the reduction in force. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 1, 2023, our Quarterly Report on Form 10-Q filed with the SEC on November 8, 2023, and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future

US-DOCS\147878467.4

events. The Company assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover page interactive data file (embedded within the inline XBRL document).

US-DOCS\147878467.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: January 29, 2024	By:	/s/ Chuck Cassidy
Chuck Cassidy
General Counsel

US-DOCS\147878467.4